Exhibit 99.1

Exhibit 99.1 Focus on Food Fall 2016

REACHING FURTHER TOGETHER Jos Vervoort Managing Director, Rousselot

ROUSSELOT, THE GLOBAL LEADER IN GELATIN AND COLLAGEN PEPTIDES Jos Vervoort Managing Director, Rousselot

Table of content Global Landscape Our Unique Position Reaching Further

4 Production by application 6% Food & beverages 5% Estimated (ition Nutr 28% + pharm) aceuticals Nutraceuticals Global Market 14% Foods/drinks with extra health benefits Pharmaceuticals 390,000MT Photography in 2014 21% Cosmetics 26% Other applications Source: Grandview Market Research – The Global Gelatin Market 2014 – 2020

5 Production by area Regional breakdown 16% 24% North America remains stable up to 2020 Europe 20% Asia Pacific (Grandview Market Research) South America 40% Source: Grandview Market Research – The Global Gelatin Market 2014 – 2020

6 Production by input Largest production regions: Pig Skin Europe, North America, China 1% 30% Largest production regions: Bovine Bone Europe, North America, China 41% Largest production regions: Bovine Hide South America, China 28% Others Source: Grandview Market Research – The Global Gelatin Market 2014 – 2020

7 Competitive environment Rousselot (US) 29% 26% Gelita (Germany) PB Gelatins (Belgium) Sterling (India) 5% Weishardt (France) 6% 22% 13% Others Source: Grandview Market Research – The Global Gelatin Market 2014 – 2020

8	Global Landscape Our Unique Position Reaching Further

9 Unrivaled knowledge & expertise Continuously building our global presence 2003 Darling Ingredients acquires VION Ghent Girona Wenzhou Ingredients BELGIUM SPAIN CHINA including Rousselot 2008 Amparo & Presidente Epitacio Angoulême Dubuque Kaiping Peptan brand & business FRANCE IA, USA CHINA 1891 2006 Foundation Rousselot Rousselot Zhejiang | Da’an of Rousselot becomes part becomes part CHINA of Elf Sanofi of SKW 2002 2011 Isle-sur-la Sorgue Hurlingham VION acquires Peabody FRANCE ARGENTINA Rousselot , Ma business USA fromSKW

10 Ghent, Belgium Peabody, MA, USA Paris, France Son, The Netherlands Angoulême, France Isle s/Sorgue, France Da’an, China Dubuque, IA, USA Mukwonago, IA, USA Girona, Spain Shanghai, China Tokyo, Japan Wenzhou, China Mexico City, Mexico Zhejiang, China Kaiping, China 13 Plants and Quality Kuala Lumpur, Malaysia Control Laboratories Presidente Epitacio, Brazil 8 Sales Offices Amparo, Brazil Headquarters in Son Hurlingham, Argentina ? R&D Center in Ghent, ? Application labs in Hurlingham, Ghent, Wenzhou and Amparo

11 Acid Pig Skin Gelatin Hide Gelatin Bovine Bone Gelatin Peptan Collagen

12 We have become a “one stop shop” for slaughterhouses Meat By-products FOOD FEED FUEL ROUSSELOT SONAC RENDAC | ECOSON Skins & bones DAR PRO INGREDIENTS DIAMOND GREEN DIESEL SONAC All Feed/Pet -grade DAR PRO BIOENERGY all Food-grade by-products by-products By-products to renewable energy

Global Landscape Our Unique Position Reaching Further

14 Vision Advanced food solutions to inspire Rousselot is the global leader new product of gelatin and collagen peptides development by working with our customers to achieve their goals Mission Innovative Nutritional pharmaceutical solutions to meet We collaborate with customers solutions for today’s health all over the world – creating changing global needs demands world class products, manufactured through our state of the art operations with an unshakable commitment to quality, safety and sustainability We reach further with our customers to secure their success

15 Operational Product Customer Excellence Leadership Intimacy Lean production Highest Best at low cost quality solution

16 Operational Excellence LEAN PRODUCTION AT LOW COST Plant & Logistics Optimization Technology Innovation Quality Performance Capital intensive state Sustainability Highly automated plants Highly qualified laboratories of the art technology

17 Product Leadership HIGHEST QUALITY Highest Standards Innovation & Development Product safety Widest range Innovative concepts World class R&D & Highest quality

18 Customer Intimacy BEST SOLUTION Joint Value Creation Commercial Excellence Innovation days Co-branding

19 Our ambitions in a growing market Worldwide Highest Full expertise standards responsibility R&D & Applications Operational excellence Sustainable plants & Pilot plant Increased capacity for sales with renewable energy Working on the future with growth from Darling Ingredients innovative products and Cost leadership processes

20 Pharma Food Nutrition

21 rousselot. com REACHING FURTHER TOGETHER

REACHING FURTHER TOGETHER Sandor Noordermeer Global Marketing & Sales, Rousselot

23 Gelatin, a trend setting ingredient Unique in pharma Unique in food Fulfilling the needs of our customers Innovations

24 Rousselot world class Gelath every day

25 Designed by nature Strong heritage • 100% natural protein • Traditional usage in • Clean label and safe pharma, food & nutrition • Totally digestible • It is known from earlier times: Napoleon gave • Fully compatible bouillon to his people Environmentally friendly Multifunctional • Biodegradable • Process advantages • Can be re-worked • Application advantages • Adding value

26 Pharma • Oral dosage forms? over 3,000,000,000,000 • Hard capsules 600,000,000,000 • Soft capsules • Hard andsoft capsules ? appr. and growing • Search for new and improved dosageforms

27 CATALENT

28 Advantages • Film forming for optimal performance • Optimal gelling and drying • Melting property: fast release of API • Protection of the API from oxidation • Prevents brittleness of capsules Alternative • HPMC, starch, carrageenan

29 Be healthy • Growing markets – pharma markets are outgrowing food • Plasma volume replacer • New technologies • Vaccines – drug delivery challenges for poorly soluble drugs • Microencapsulation Purified gelatin • Medical sponges • • Regenerative medicine – reduced levels of endotoxins required for many specialty applications

30 FRESENIUS SANOFI

31 Advantages • High acceptance by the human body • Fully metabolized • Foaming properties • Dedicated pharmaceutical grade Alternative • Human albumin, starches

32 Food • Confectionery • Differentiation? Coca Cola flavored MMs (Acidogel™) – Gummy bears – Marshmallows • Heat-resistant gummy bears (Resistagel™) • Dairy • Desserts • Reduced fat applications in desserts

33 HARIBO MONDELEZ

34 Advantages • Unique foaming and stabilizing functionality • Very specific setting characteristics • Best flavor release and unique mouthfeel • Unrivalled transparent end product Alternative • Pectin, starch, carrageenan

35 The objectives of our customer • Profitable, sustainable business • Grow their business through: REACHING – NPD or line extensions FURTHER – Acquisition local and global TOGETHER Their needs • High quality • Continuity in supply • Expertise? technical, legislation, science, application, marketing • Compliance • Competitive pricing

36 • 125 years of experience • Collaboration with leading customers globally and regionally • World class products—worldwide expertise on 4 continents • State of the art operations & supply chain • Unshakable commitment to quality, safety and sustainability

37 An innovativedosage form • 100 mg chewable Ibuprofen as alternative to liquids and chewable tablets • Core is a gel matrix with flavors and active • Shell is gelatin, using softgelencapsulation technology • Technology developed in partnership with Patheon

38 A co-development Rousselot, Fortified and DSM True innovation A breakthrough technology and drug delivery system Large potential Getting nutraceuticals into daily life food Makes a difference PATENTED Opening doors to the food industry

39 ® The world’s leading collagen peptides brand Backed by clinical studies, Peptan is a natural, bioactive protein with proven health benefits. It is the ingredient of choice for manufacturers looking to create exciting functional foods, drinks and supplements Bone & joint Healthy aging Skin beauty Sports nutrition health Produced and marketed by Rousselot®

rousselot.com REACHING FURTHE TOGETHER

COLLAGEN PEPTIDES FOR A HEALTHY LIFESTYLE

PEPTAN GLOBAL LEADER IN COLLAGEN PEPTIDES mai Nygaard I Global Director Peptan September 2016 Peptan

43 Global market—Nutraceuticals Collagen market drivers Product applications Peptan® health benefits Peptan® value offering What’s next?

44 COLLAGEN DISTRIBUTION IN HUMAN BODY (by weight ration of dry mass) 75% Skin Tendons 85% Tendinous 90% 6% Bones muscles (organic bone mass) 70% 70% Ligaments Joint cartilage (c) Collagen molecules (triple helices) Collagen is a triple (b) helix of chains Collagen fibrils of amino acids which (d) build strong fibers ?-chains used for the body’s structure (a) Collagen fibers

45 Peptan® is the world’s leading collagen peptides brand BONE & JOINT HEALTHY AGING HEALTH Backed by clinical studies, Peptan® is a natural, bioactive protein with proven health benefits. It’s the ingredient of choice for manufacturers looking to create exciting functional foods, drinks and supplements SPORTS Peptan® is a registered trademark SKIN BEAUTY Produced and marketed by Rousselot NUTRITION

46

Health and Wellness market


CONSUMER HEALTH
VITAMINS AND DIETARY SUPPLEMENTS
WEIGHT MANAGEMENT
SPORTS NUTRITION
SUPPLEMENT NUTRITION DRINKS
DIETARY SUPPLEMENTS
NON-HERBAL/ TRADITIONAL DIETARY SUPPLEMENTS
PROTEIN SUPPLEMENTS
MEAL REPLACEMENT SLIMMING
WEIGHT LOSS SUPPLEMENTS
SPORTS NUTRITION PROTEIN PRODUCTS
SPORTS PROTEIN POWDER
SPORTS PROTEIN RTD
SPORTS PROTEIN BARS

Source: Adapted from Euromonitor

Peptan® taps into the growing Health & Wellness markets globally

Key market drivers

- Aging populations
- Growing middle class, especially in emerging markets
- Focus on healthy, active lifestyles
- Rising healthcare costs

Peptan®

47 Savvy, health-conscious consumers Interest in natural and ‘getting back to basics’ Ageing global population Demand for convenience, Self-care trend portability and optimum nutrition Interest in Sub-trends in nutrition “age prevention” drivingcollagen demand further up: Health • Protein enrichment and wellness • Superfoods • Paleo diet • Bone broth Source: • Beauty from within Sources: Mintel, Innova, FoodDIVE, Leatherhead

48 Brodo: bone broth takeaway Bone broth contains collagen and is currently in New York. Price popular among consumers for several anti-aging ranges from $4.5 and health benefits to $9 a cup • Skin • Joints • Bones • Gut health A healthy alternative to e.g. coffee Peptan® taken Driven by strong paleo diet trend as a supplement is an excellent alternative to bone broth as it offers the Many celebrity endorsements, same health benefits e.g. from actors, sports people, influential bloggers, dieticians… Sources: Nutraingredients, PaleoLeap

49 The market for collagen Collagen peptides is projected Peptides Market Size to grow at a CAGR of 7.1% Trend, to exceed $820 million by 2019 2012-2019 ($Million) (acc. to MarketandMarkets, 2015) North America is estimated Collagen as the biggest market today Peptides Market Share (Value), Growth driven by the advancement by Region, 2013 of functional food & beverage industry Source: MarketsandMarkets Analysis, 2015

50 # of product 640 Tracking of collagen market launches 603 product launches globally 507 over time 340 Collagen is still increasing in popularity 236 199 112 Product Positioning –the main health benefit of collagen promoted differs geographically 2009 2010 2011 2012 2013 2014 2015 Source: InnovaAnalysis, 2016

51 Functional Dietary food/beverage supplements Health Clinical wellness nutrition Collagen peptides are used as the key bioactive ingredient across several segments

52 Bioactive peptides, Type 1 Collagen • A pure protein with unique amino acid composition • Proven health benefits for joint, bone and skin health, clinical studies • Easy to formulate • Digestible and bioavailable 100% in-house production in state-of-art plants (in France and Brazil) Collagen type 1 peptides high in the AA’s Glycine, Hydroxyproline, Proline Largest product range on the market and Glutamic acid • Different grades, meeting customers’ needs

53 Rousselot® technology based on a specific enzymatic hydrolysis process Peptan® is a bioactive ingredient characterized by a unique amino acid composition and high bioavailability Collagen type 1 peptides high in the AA’s Glycine, Hydroxyproline, Proline and Glutamic acid • 2,000 / 5,000 Da • Highly digestible • Soluble in cold water

54 Peptan® is a ‘holistic health’ ingredient offering multiple health benefits to consumers. The Peptan® brand delivers added value solutions to our customers. Multiple Peptan® solutions Our global leadership in the production and supply of collagen peptides, combined with our worldwide presence and customer-centric culture, enables us to be a close and reliable partner to the companies that work with us Science Brand Proven efficacy in extensive Reassurance in vitro, in vivo and clinical studies of working with a globally recognized brand that is respected Innovation by both industry and consumers Global network of technical experts support customers in new and innovative product Safe development Safe, natural and fully traceable Formulation Quality Formulation expertise provides Peptan® is 100% produced the perfect solution for their application in our state-of-the-art plants

55 Peptan® is suitable for all applications, incl. high concentration collagen & protein formulations • Neutral • Highly soluble Peptan® • pH stable is available • Heat stable (UHT, baking, etc.) in different grades, raw material, molecular Beverages Powder blends Nutritional bars weight Confectionery Nutritional bars & powder specifications Tablets Capsules

56 Science behind an ingredient is increasingly important, regulators & consumers expect health claims to be backed by science Mechanisms of action In vitro studies Peptan® offers • Cell culture • Target cell type / molecule proven efficacy Proof of principle In vivo studies • Animal studies (mice, rats) • Well-defined models in easily controllable conditions Proof of efficacy Clinical trials • Randomized, placebo-controlled, double-blind • Target group

Healthy Aging and Mobility

58 From the age of 30. less collagen is produced by the body • As we age, less collagen is produced naturally by our body. Loss of collagen affects all the connective tissues, such as skin, joints and bones. Skin collagen (µg collagen/mg protein) and bone mineral density (g hydroxyapatite/cm²) related to age. Figure adapted from: Castelo-BrancoC. et al., Maturitas(1994) 18:199-206

59 Peptan® is shown in scientific studies to address 3 key benefits for Mobility BONES Promote healthy Bones Fortification of bone collagen Promote healthy and flexible MOBILITY joints Fortification of joint collagen MUSCLES JOINTS Maintain lean muscle mass

60 Collagen is the main protein in bone Collagen works together representing ~ 90% of organic bone mass, with calcium & vitamins (D, K) providing structural framework for Calcium to promote strong, healthy bones and other minerals Peptan® provides key bone health benefits VITAMIN D • Helps maintain Bone Mineral Density (BMD) and can promote stronger bones • Helps keep balance between bone resorption and bone form COLLAGEN CALCIUM Healthy bone matrix

61

Healthy and flexible joints



- As we age, we experience **wear and tear on our joints**
- High impact activity also affects **joint health with time**
- Symptoms may include **joint discomfort, tenderness, stiffness**

Scientific studies
with Peptan® have shown:

- Stimulation of collagen & aggrecan production by joint cells
- Rebuilding of cartilage and joint tissue
- Clinical study demonstrated improved joint comfort, flexibility and function of knee

Collagen makes up 70-95% of joint cartilage matrix.
Peptan® provides unique building blocks to regenerate cartilage



17
16
15
14
13
12
11
10
WOMAC score
p=0.565
ns
p<0.001
***
p<0.001
***
Baseline
3 months
6 months
Placebo
Peptan®

WOMAC score (Joint health) assessed at baseline and after 3 and 6 months of treatment. Improvement = lower score;
Placebo n=49; Peptan® n=46; ns=non significant

Jiang et al. Agro Foods 2014

Peptan®

Sports and Fitness Nutrition

63 z Peptan®, a bioactive protein supporting performance and recovery • Easily digestible protein Build muscle Provides energy • Excellent bioavailability • Neutral sensory Muscle regeneration Protein energy source Protect joints Weight Management • Ideal in protein blends • Multiple nutritional benefits Connective tissue support Increase satiety Peptan® is popular for protein enrichment and to add value to sports recovery formulations

Beauty from within

65 Collagen and elastin create skin’s structure, collagen provides infrastructure, while elastin allows skin to stretch Collagen also traps moisture, hyaluronic acid Decreased Collagen During aging, decreased fibroblast (skin cells) activity slows collagen+elastinsynthesis, Line leading to loss of collagen and fragmentation: Wrinkle Fold • Dehydration • Wrinkle formation • Loss of firmness Decreased Loss of Fat • elasticity

66 Beauty starts with Peptan® from the inside… Peptan® has been shown in clinical studies to: • Improve skin moisture level • Improve skin smoothness • Prevent the formation of wrinkles • Improve skin suppleness Peptan® works from the inside by decreasing collagen fragmentation & increasing collagen density

Conclusion What’s next?

68 Active ingredient destinedforfurthergrowth Mobility-Musculoskeletal health • Demographics & lifestyle of aging populations more opportunity for the future! • Trusted and recognized ingredient by consumers Quality of life • Clean label, natural, GRAS 100% OPTIMIZATION OF QUALITY OF LIFE 50% Move from dietary supplements 40 years 80 years towardsfunctional food & beverages Modified from WHO/HPS Geneva 2000

Science – Clinically and scientifically documented with placebo-controlled studies In-house R&D in Gent, Belgium • Partnerships with leading Quality – 100% in-house production, highest quality universities around the world standards, full traceability • Placebo-controlled clinical tests at leading institutes Brand – Globally recognized ingredient brand by industry and consumers; Ingredient branding program Innovation – Global experts and application centers to support your product innovation Formulation – Widest range & local formulation expertise ensure a perfect product solution

70 Look for us on YouTube (Peptan® collagen peptides) to view our videos and webinars Day (Gent) (Geneva) Live (London) (Sao Paulo)

peptan.com PeptanbyRousselot @Peptan_Global Collagen Peptides Collagenpeptidesfora healthylifestyle

DARLING INGREDIENTS ? ? ? PRO ‘9aakery Feeds Jl{/J_ture ecoson Roussei!· Peptan’ besthides •OTH.UI’ ??mu.,,., ?R PRO hepac l?.m!J cth ·?Rendac W./ sonac ? PRO ., lrrolt.“l!EO!UHS ? e’ 1”” . • SOI.UflONS o:‘n.? “ lillOENERG’I

73 Activities o Food grade fats Production lines o Lard and tallow packing lines

74 Geographical overview food grade fats activities

75 • Lard • Tallow • Poultry oil • Fit for human consumption

76 B2B Wrapped packs Specialties

77 Germany/Austria: Belgium: United Kingdom: Schmalz French fries Fish & chips/Pork pie

78 West Europe Laru and Vada (packed fats)

79 • Change in attitude towards saturated fats • Resistance against palm oil due to sustainability • Back to traditional kitchen • Taste -related fats, for example Knorr beef stock (Unilever)

80 • Germany has a strong position in home market • German dripping is an asset ? Quality image • Export ? make use of Darling network • Strong expectations for packed fats from LARU

Sonac Functional Products Gert Mulderij DARLING INGREDIENTS

82 Essentia Global production of Other animal-based protein 12 (25%) 15 market share for meat (30%) markets/food (kMtand %) Royal Protein 3 (5%) 4 (9%) Veos 5 10 (10%) (21%) Darling Scanflavour * Darling estimate (internal analysis)

83 Two ways of selling proteins Following soy protein/commodity Selling functionality –pricing protein value customer perceived value

Functional Products produced in multiple Darling sites for global meat market

84


Sonac Eindhoven
Sonac Vuren
Sonac Loenen
Sonac Versmold
Rousselot Ghent
Rousselot Angouleme
Rousselot ISS
Rousselot Da'an
Rousselot Amparo

DARLING INGREDIENTS

85 o Emulsifying capacity o Protein enrichment o Texture improvement o Natural coloring o Low fat / low carb o Sodium reduction o Quality improvement o Improved processing o Water retention / juiciness

86 Processed meat market

87 • Meat & Poultry are top food category where consumers prefer no artificial ingredients (Kalsec, 2015) • Ingredient market prefers: o Beef to Beef o Porcine to Porcine o Chicken to Chicken

88 MEA, LA and Asia highest growth rate in processed meat; Sonac will capture its share of this growth Source: Euromonitor

89 o Growth is mainly in emerging markets where proteins are mainly supplied to meat processors o Meat processors ask for fit-for-purpose proteins/solutions o Protein blends add more value and expand sales of ‘basic’ proteins o Sonac Functional Products has the broadest portfolio to offer to the meat market – one-stop supplier of functional products o Blends of Sonac Functional Products offer ready-to-use solutions for meat processors

90 In addition to the meat market, we see possibilities in: Pet food snacks & treats Nutraceutical (humani

91 Positioned on a mountain of opportunities

DARLING INGREDIENTS ? ? ? PRO ‘9aakery Feeds Jl{/J_ture ecoson Roussei!· Peptan’ besthides •OTH.UI’ ??mu.,,., ?R PRO hepac l?.m!J cth ·?Rendac W./ sonac ? PRO ., lrrolt.“l!EO!UHS ? e’ 1”” . • SOI.UflONS o:‘n.? “ lillOENERG’I

1

Safe harbor statement

This presentation contains "forward-looking" statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such as "believe," "anticipate," "expect," "estimate," "intend," "could," "may," "will," "should," "planned," "potential," "continue," "momentum," and other words referring to events that may occur in the future. These statements reflect Darling Ingredient's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company's products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2), low carbon fuel standards (LCFS) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H5N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company's compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions and issues related to the announced expansion project; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company's pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company's ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company's announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

DARLING INGREDIENTS

DARLING INGREDIENTS